UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2008
TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 397-8100
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On October 13, 2008, TeleTech Holdings, Inc. received notice from Brian J. Delaney of his intention to resign as Executive Vice President and Chief Operations Officer, effective October 24, 2008. Mr. Delaney is resigning to pursue another opportunity.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
Date: October 17, 2008	By:	/s/ Kenneth D. Tuchman
Kenneth D. Tuchman
Chief Executive Officer